UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 14, 2026
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective April 16, 2026, Bernerd Da Santos transitioned from his role as Executive Vice President and President of US & Renewables of The AES Corporation (the “Company” or “AES”) to Chairman of the AES Clean Energy Board and Senior Strategic Advisor to the President of the Company. On September 14, 2026, the Company and Mr. Da Santos determined that Mr. Da Santos would depart from such position and his employment with the Company would terminate effective September 14, 2026. Mr. Da Santos has accepted a position with Fluence Energy, Inc. to serve as Executive Vice President and Chief Operating Officer.

In connection with Mr. Da Santos’ departure, the Company entered into a Separation Agreement (the “Separation Agreement”) with him, dated September 14, 2026. Under the terms and conditions of the Separation Agreement, Mr. Da Santos will be entitled to receive involuntary severance pay in accordance with The AES Corporation Amended and Restated Executive Severance Plan (the “Severance Plan”), subject to his execution and non-revocation of a release (the “Release”), including a severance payment equal to (i) one times his annualized base salary plus annual target bonus for fiscal year 2026 and (ii) a pro-rata bonus for fiscal year 2026 (based on a target level of performance). In accordance with the Company’s plans and arrangements, he will also receive applicable retirement benefits and payments as provided in such plans and arrangements. Pursuant to the terms of the Separation Agreement, Mr. Da Santos has also agreed to customary confidentiality, non-solicitation, and non-disparagement obligations.

The above description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	September 16, 2026	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary